UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SEHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.  )
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VERAMARK TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
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VERAMARK TECHNOLOGIES, INC.
3750 Monroe Avenue
Pittsford, New York 14534

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2007

To the stockholders of
VERAMARK TECHNOLOGIES, INC.:
     Notice is hereby given that the Annual Meeting of Stockholders of Veramark Technologies, Inc. (the “Company”) will be held at the Company’s offices at 3750 Monroe Avenue, Pittsford, New York, on May 21, 2007, beginning at 9:00 a.m. local time, for the following purposes:
(1)	To elect six Directors, each to serve a term of one year;

(2)	To ratify the appointment of independent auditors for the year ending December 31, 2007; and

(3)	To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.
     The Board of Directors has fixed the close of business on March 30, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.
     All stockholders are invited to attend the meeting in person. However, if you are unable to attend the meeting, it is nevertheless important that you be represented. A Proxy is enclosed for that purpose. Please sign, date and return promptly the enclosed Proxy in the accompanying envelope. No postage is necessary if mailed in the United States.
     Your attention is directed to the Proxy Statement submitted with this notice.

By Order of the Board of Directors

Robert N. Latella
Secretary
Dated: April 10, 2007

THIS IS AN IMPORTANT MEETING. STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2007
SOLICITATION AND REVOCABILITY OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL NO. 3 — OTHER MATTERS
STOCKHOLDER PROPOSALS

VERAMARK TECHNOLOGIES, INC.
3750 MONROE AVENUE
PITTSFORD, NEW YORK 14534

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2007

     This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Veramark Technologies, Inc. (the “Company”) in connection with the Annual Meeting of Stockholders of the Company to be held on May 21, 2007 at 9:00 a.m., local time, at the Company’s office at 3750 Monroe Avenue, Pittsford, New York (the “Meeting”). A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2006 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company’s Secretary, 3750 Monroe Avenue, Pittsford, New York 14534. A copy of the Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) is available without charge upon written request to the Company’s Secretary at the Company’s corporate offices, or from the SEC’s website at www.sec.gov. This Proxy Statement, Annual Report and Form of Proxy will first be sent to stockholders on or about April 10, 2007.
SOLICITATION AND REVOCABILITY OF PROXIES
     The enclosed proxy for the Meeting is being solicited by the directors of the Company. Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.
     The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefore) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     The close of business on March 30, 2007 has been fixed as the record date for determination of the stockholders entitled to notice of, and to vote at, the Meeting. On that date there were outstanding and entitled to vote 8,855,201 shares of common stock, par value $.10 per share, of the Company (the “Common Stock”) each of which is entitled to one vote on each matter at the Meeting.
     Pursuant to the Company’s Bylaws, directors will be elected by a majority of the votes cast at the Meeting and the proposal to ratify the appointment of the independent auditors for 2007 will require a majority of the votes cast at the Meeting.

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Holders of shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum but will not be treated as votes cast at the Meeting as to any proposal as to which the brokers abstain.
Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth information as of March 30, 2007, with respect to the persons or groups (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), believed by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, by certain executive officers, directors, nominees for director and by all directors and certain executive officers as a group.

	Amount and Nature of
	Shares of Common		Percent of
Name and Address	Stock Beneficially Owned		Class (1)
Summit Capital Management, LLC	1,372,600	(2)	15.5%
601 Union Street, Suite 3900 Seattle, Washington 98101

Albert J. Montevecchio	589,856	(3)	6.7%
20 Fairfield Drive Fairport, New York 14450

Charles A. Constantino	65,000	(4)	*

John E. Gould	108,000	(5)	1.2%

Michael R. Holly	10,000		*

Andrew W. Moylan	35,333	(6)	*

William J. Reilly	120,700	(7)	1.4%

David G. Mazzella	930,400	(8)	10.5%

Ronald C. Lundy	148,283	(9)	1.7%

Martin LoBiondo	160,500	(10)	1.8%

Douglas F. Smith	131,495	(11)	1.5%

All Directors and Executive Officers as a Group (9 Individuals)	1,709,711	(12)	19.3%

*	Indicates less than 1.0%.

(1)	Based on the number of shares of Common Stock outstanding as of March 30, 2007, which were 8,855,201 shares of Common Stock.

(2)	Based upon a Statement on Schedule 13G filed with the SEC that indicated that (i) John C. Rudolf has shared voting and dispositive power with respect to 1,372,600 shares of Common Stock; and (ii) Summit Capital Management, LLC shares voting and dispositive power with respect to 1,372,600 shares of Common Stock.

(3)	Includes 196,856 shares of Common Stock owned by Montevecchio Associates, a limited partnership of which Albert J. Montevecchio is a general partner.

(4)	Includes 60,000 shares of Common Stock Mr. Constantino has the right to acquire pursuant to options issued under the Company’s Stock Option Plan.

(5)	Includes 100,000 shares of Common Stock Mr. Gould has the right to acquire pursuant to options issued under the Option Plan.

(6)	Includes 23,333 shares of Common Stock Mr. Moylan has the right to acquire pursuant to options issued under the Option Plan.

(7)	Includes 100,000 shares of Common Stock Mr. Reilly has the right to acquire pursuant to options issued under the Option Plan.

(8)	Includes 900,000 shares of Common Stock Mr. Mazzella has the right to acquire pursuant to exercisable options under the Option Plan.

(9)	Includes 145,000 shares of Common Stock Mr. Lundy has the right to acquire pursuant to exercisable options under the Option Plan.

(10)	Includes 160,000 shares of Common Stock Mr. LoBiondo has the right to acquire pursuant to exercisable options under the Option Plan.

(11)	Includes 117,500 shares of Common Stock Mr. Smith has the right to acquire pursuant to exercisable options under the Option Plan.

(12)	Includes 1,605,833 shares of Common Stock the directors and executive officers have the right to acquire pursuant to exercisable options under the Option.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Nominees
     At the Meeting, six directors, comprising the entire membership of the Board of Directors of the Company, are to be elected. Each elected director will serve until the Company’s next Annual Meeting of Stockholders and until a successor is elected and qualified. All of the nominees are members of the present board and were elected at the Company’s 2006 Annual Meeting of Shareholders, with the exception of Mr. Holly who was appointed to the Board in September 2006.
     The Company’s directors recommend a vote FOR the six nominees listed below. Except where authority to do so has been withheld, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the election as directors of the six nominees named below.
     All nominees are willing to serve on the board, if elected, however, if any nominee becomes unwilling or unavailable to stand for re-election or to serve for any reason or if a vacancy on the board occurs before the election (which events are not anticipated), the holders of the Proxy may vote for such other person in accordance with their judgment. The Company’s Board of Directors has determined that all of the Company’s directors, with the exception of Mr. Mazzella, are independent as defined by NASDAQ rules.

			Director
Name of Nominee	Age	Principal Occupation For Past Five Years	Since
Charles A. Constantino	67	For more than five years, a Director and Executive Vice President of PAR Technology Corporation (NYSE:PTC). PTC develops, manufactures, markets, installs and services microprocessor-based transaction processing systems for the restaurant and industrial market places.	2002

John E. Gould	62	For more than five years, Mr. Gould was Partner in Gould & Wilkie LLP, a general practice law firm located in New York City. On May 1, 2002, Gould & Wilkie LLP combined with Thompson Hine LLP, a larger general practice law firm with headquarters in Cleveland, Ohio. Mr. Gould serves on the Executive Committee of Thompson Hine LLP. Mr. Gould is also Chairman of the American Geographical Society and a Director of the Gerber Life Insurance Company.	1997

David G. Mazzella	66	President of the Company since February 1997. Chief Executive Officer of the Company since June 1997. Chief Operating Officer of the Company from February 1997 until June 1997. Chairman of the Board of the Company since December 1999.	1997

Andrew W. Moylan	67	Director of Veramark since September 2004. Mr. Moylan is currently the President of BCS plc, North America, a risk management software company. Prior to his current position, Mr. Moylan had served as President, Chief Operating Officer and Director of MarketDataInsite. Mr. Moylan was also a senior Partner in the Deloitte management consulting practice in New York for 20 years.	2004

William J. Reilly	58	Since September 2004, Mr. Reilly has been President and Chief Executive Officer of RealTime Media, an online relationship marketing firm to the pharmaceutical and consumer packaged goods markets. From	1997

			Director
Name of Nominee	Age	Principal Occupation For Past Five Years	Since
		September 2003 until September 2004, Mr. Reilly also served as a Principal in the consulting firm ChesterBrook Growth Partners. From 1989 until September 2003, Mr. Reilly was Chief Operating Officer of Checkpoint Systems, Inc., (NYSE:CKP) a global manufacturer and distributor of automatic identification, pricing, and retail security systems.

Michael R. Holly	60	Director of Veramark in September 2006. Since 2004 Mr. Holly has been President of MRH Consulting LLC, where he advises companies seeking debt and equity growth capital, and management groups involved in acquisitions and the execution of consolidation, growth, and value creation strategies in portfolio companies. Prior to that, for more than five years, Mr. Holly was a founding partner and Managing Director of Safeguard International Fund, a $350 million private equity fund which made control investments and implemented growth strategies in portfolio companies in the United States and Europe. Mr. Holly is a Certified Public Accountant in the State of Pennsylvania.	2006
Other Directorships and Trusteeships
     None of the Directors and nominees to the Company’s Board of Directors serves on the Boards of Directors or the Boards of Trustees of any other publicly held company, with the exception of Mr. Constantino who serves as a member of the Board of Directors of PAR Technology Corporation (NYSE:PTC).
Committees and Meeting Data
     During 2006, the full Board of Directors held seven meetings. The Company’s Board of Directors established a process whereby shareholders may send communications to the board. That process is set forth in the Policy for Shareholder Communications with Board Members, a copy of which is attached as Exhibit A.
     The Audit Committee of the board currently consists of Messrs. Moylan, Constantino, Gould, and Holly all of whom are independent as defined under SEC and NASDAQ rules. The Audit Committee, which met six times during the year, appoints and oversees the work of the Company’s independent accountants, as well as oversees that the Corporation has maintained and established processes for reliable accounting policies and financial reporting and disclosure, and such other duties as more particularly set forth in its Charter, a copy of which is attached as Exhibit B. The board has determined that Michael R. Holly qualifies as an Audit Committee Financial Expert as that term is defined by SEC rules.
     The Compensation Committee of the board currently consists of Messrs. Constantino, Moylan, and Reilly, all of whom are independent as defined by NASDAQ rules. The Compensation Committee, which met seven times during the year, reviews and sets compensation for the Chief Executive Officer (“CEO”), all other executive officers of the Company and members of the Company’s Board of Directors, establishes compensation, incentive and benefit plans for the CEO and all other executive officers and directors of the Company and approves payments under such incentive plans. The Charter of the Compensation Committee was included as Exhibit C to the Company’s Proxy Statement dated April 6, 2005.
     The Executive Committee, consisting of Messrs. Mazzella, Constantino and Reilly, has authority to act on behalf of the full Board of Directors during intervals between meetings of the full board. The Executive Committee did not meet in 2006.

     The Nominating Committee consists of all members of the board who are independent as defined by NASDAQ rules. Currently, those individuals are Messrs. Constantino, Gould, Moylan, Holly, and Reilly. The Nominating Committee identifies the slate of director nominees for election to the Company’s board, recommends candidates to fill vacancies occurring between annual shareholder meetings, and otherwise establishes and oversees the process for nominations for election to the Company’s Board, in accordance with applicable laws and rules. The Nominating Committee met four times during the year. The Charter of the Nominating Committee was included as Exhibit D to the Company’s Proxy Statement dated April 6, 2005.
     The Nominating Committee will consider candidates recommended by shareholders and the procedures to be followed by shareholders in submitting such recommendations. The Nominating Committee continually seeks to identify qualified candidates for nomination to the Company’s board; however it has not established any formal procedure in that regard. All candidates identified as potential nominees for election to the board, whether identified by a shareholder or otherwise, are evaluated in the same manner. Although neither the board nor the Nominating Committee has established any minimum qualifications for director nominees, any potential nominee must have sufficient experience, knowledge, ability and time to fulfill the obligations of a member of the Company’s board.
     The Company encourages all directors to attend annual meetings, but has not established any formal policy with respect to such attendance. All members of the Company’s board attended last year’s annual meeting with the exception of Mr. Holly who joined the board subsequent to the 2006 annual meeting.
     During 2006, all directors nominated for re-election attended no less than 75% of the total number of meetings of the Board of Directors and any board committee on which he served, with the exception of Mr. Moylan, who missed two (of seven) meetings of the Compensation Committee due to illness.
Audit Committee Report.
     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and policies, internal controls, and the selection and oversight of the Company’s independent accountants, and providing laws, regulations and policies relating to the Company’s accounting and reporting practices, and the quality and integrity of the Company’s financial reports. The Audit Committee is currently composed of four directors, Messrs. Moylan, Constantino, Gould, and Holly, each of who is independent and meets the requirements of the National Association of Securities Dealers. The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is attached as Exhibit B.
     Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent accountants are in fact “independent.”

     In this context, the Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2006. The Audit Committee also met with representatives of the Company’s auditors to discuss and review the results of the independent auditors’ examination of the financial statements for the year ended December 31, 2006 and the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee reviewed with management and representatives of the Company’s auditors each Quarterly Report on Report 10-Q prior to its filing with the SEC.
     The Audit Committee has also received from the Company’s auditors the written disclosures required pursuant to the Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees) addressing all relationships between the auditors and the Company that might bear on the auditors’ independence and has discussed the same with representatives of the Company’s auditors.
     Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, to be filed with the SEC.
The Audit Committee
Andrew W. Moylan, Chair
Charles A. Constantino
John E. Gould
Michael R. Holly
Section 16(a) Beneficial Ownership Reporting Compliance
     Based upon reports filed by the Company with the SEC and copies of filed reports received by the Company, the Company believes all reports of ownership and changes in ownership of the Common Stock required to be filed with the SEC during 2006 by the Company’s directors, officers and more than 10 percent stockholders, were filed in compliance with Section 16(a) of the Exchange Act.
Executive Officers
The following is a list of the Company’s executive officers:

Name	Age	Principal Occupation For Past Five Years
David G. Mazzella	66	President and Chief Executive Officer since 1997; Chief Operating Officer since 1997; Chairman since 1999.
Ronald C. Lundy	55	Vice President of Finance and Chief Financial Officer since 2007. Treasurer from 1993-2006.
Martin LoBiondo	44	Senior Vice President since 2006, Vice President - Engineering and Development 2000-2005
Douglas F. Smith	62	Vice President, Operations, since 1999.
There are no family relationships between any of the directors or executive officers of the Company.
The Company has adopted a Code of Business Conduct and Ethics for all principal executive officers, directors, and employees of the Company, a copy of which is attached as Exhibit C.

Summary Compensation Table
The following table summarizes, for the fiscal years ended December 31, 2006, 2005, and 2004, the compensation paid or accrued to the Company’s Chief Executive Officer, and its three other executive officers, whose cash compensation exceeded $100,000 during 2006 (the “Named Executives”).

							All Other
						Change in	Annual
Name and				Stock	Option	Pension	Compensation
Principal Position	Year	Salary ($)	Bonus ($)	Awards	Awards	Value (6)	($)		Total $
David G. Mazzella	2006	330,000	0	0	0	237,296	133,920	(1)	701,216
President, Chief Executive	2005	330,000	0	0	0	282,805	127,086	(1)	739,891
Officer, Chairman of the Board	2004	328,846	0	0	0	255,725	150,266	(2)	734,837

Ronald C. Lundy	2006	114,807	0	0	0	24,726	11,298	(3)	150,831
Vice President of Finance	2005	110,001	0	0	0	21,545	10,163	(3)	141,709
Chief Financial Officer	2004	109,808	20,000	0	0	19,692	9,482	(3)	158,982

Martin F. LoBiondo	2006	149,999	10,000	0	0	11,345	9,588	(4)	180,932
Senior Vice President	2005	124,615	0	0	0	47,941	8,556	(4)	181,112
	2004	119,615	0	0	0	—	7,986	(4)	127,601

Douglas F. Smith	2006	122,885	0	0	0	40,818	16,775	(5)	180,478
Vice President — Operations	2005	120,000	0	0	0	46,011	14,931	(5)	180,942
	2004	120,000	0	0	0	36,877	14,176	(5)	171,053

(1)	Includes (i) $79,738 consisting of premium paid on split-dollar life insurance policy and tax reimbursement award. In 2004, the Company modified the split-dollar insurance arrangement then in place with Mr. Mazzella under his employment agreement, whereby, commencing in July 2004, Mr. Mazzella was responsible for the payment of the annual premium directly and the Company was required to reimburse Mr. Mazzella for the amount of the premium ($47,783) plus an amount of “tax allowance” ($31,955) equal to the additional federal and state income and employment tax incurred by Mr. Mazzella upon receipt of the premium reimbursement and the tax allowance; (ii) automobile allowance of $14,400; (iii) life insurance premiums paid by the Company; (iv) officer’s medical reimbursement insurance premiums paid by the Company; (v) club membership; and (vi) other non-cash compensation.

(2)	Includes (i) $80,000 consisting of premium paid on split-dollar life insurance policy and tax reimbursement award. In 2004, the Company modified the split-dollar insurance arrangement then in place with Mr. Mazzella under his employment agreement, whereby, commencing in July 2004, Mr. Mazzella was responsible for the payment of the annual premium directly and the Company was required to reimburse Mr. Mazzella for the amount of the premium ($47,783) plus an amount of “tax allowance” ($32,217) equal to the additional federal and state income and employment tax incurred by Mr. Mazzella upon receipt of the premium reimbursement and the tax allowance; (ii) automobile allowance of $14,400; (iii) life insurance premiums paid by the Company; (iv) officer’s medical reimbursement insurance premiums paid by the Company; (v) club membership; and (vi) other non-cash compensation.

(3)	Includes (i) automobile allowance of $6,288; (ii) life insurance premiums paid by the Company of $1,513, $1,366, and $1,255, in 2006, 2005, and 2004, respectively; (iii) officer’s medical reimbursement insurance premium paid by the Company of $3,000, $2,040, and $1,470, in 2006, 2005, and 2004, respectively; and (iv) other life insurance premiums paid by the Company.

(4)	Includes (i) automobile allowance of $6,288; (ii) officer’s medical reimbursement insurance premium paid by the Company of $3,000, $2,040, and $1,470, in 2006, 2005, and 2004, respectively; and (iii) other life insurance premiums paid by the Company.

(5)	Includes (i) automobile allowance of $8,580; (ii) officer’s medical reimbursement insurance premium paid by the Company of $5,000, $3,480, and $2,940 in 2006, 2005, and 2004, respectively; and (iii) other life insurance premiums paid by the Company.

(6)	Reflects the actuarial increase in the present value of benefits under the Supplemental Executive Retirement Plan (“SERP”) established by the Company using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements.

Employment Agreements
     The Company has an employment agreement with David G. Mazzella to serve as President, Chief Executive Officer and a Director of the Company. The term of that employment agreement ends on December 31, 2007. The agreement provides for a minimum gross salary of $330,000 per year and an annual bonus to be determined each year by the Board of Directors in its sole discretion. The agreement further provides that if the Board of Directors approves the hiring of his successor before June 30, 2007, Mr. Mazzella will receive a payment no later than March 15, 2008 of $165,000, unless he retires or voluntarily terminates his employment prior to December 31, 2007. Pursuant to the agreement, in the event of a change in control of the Company, or in the event Mr. Mazzella’s management responsibilities are materially diminished, the agreement may be terminated at Mr. Mazzella’s option and he will be entitled to separation pay in a lump sum equal to a maximum of three times his aggregate annual compensation (including salary, bonus and benefits). For purposes under the agreement, a change in control of the Company may occur through a sale, merger, consolidation, sale of substantially all assets, the acquisition of more than 20% of the securities of the Company directly or indirectly by any person or entity, or a change within two years of a majority of the Board of Directors. Other provisions of Mr. Mazzella’s employment agreement are summarized in the several tables which follow.
     The Company has a severance agreement with Mr. LoBiondo which shall be payable in the event Mr. LoBiondo’s employment is terminated for any reason other than death, cause, disability, or voluntary resignation. If Mr. LoBiondo’s employment with Veramark is terminated for any reason other than those stated, Veramark shall pay Mr. LoBiondo, as severance pay, a lump sum amount equal to his annual base salary as of the date upon which his termination becomes effective. The company shall additionally provide Mr. LoBiondo, for a period of twelve months from the effective date of Mr. LoBiondo’s termination of employment, with the benefits for which he was entitled as an employee immediately prior to his employment termination.

Potential Payments Upon Termination or Change-in-Control

								Voluntary				Involuntary
								Termination		Involuntary		Termination
					Voluntary			with Good		Termination		Other Than		Change in
	Death		Disability		Termination	Retirement		Reason (8)(9)		For Cause		For Cause		Control
David G. Mazzella (10)
Compensation
Salary	330,000	(1)	275,000	(2)	—	—		990,000	(4)	—		990,000	(4)	990,000	(4)
Other Compensation	—		—		—	—		43,200	(4)	—		43,200	(4)	43,200	(4)
Split Dollar Agreement	n/a		159,476	(3)	—	159,476	(3)	159,476	(3)	159,476	(3)	159,476	(3)	159,476	(3)
Exercise of Stock Options	111,000		111,000		111,000	111,000		111,000		111,000		111,000		111,000
Health & Life Insurance Premiums and Club Dues	—		—		—	—		93,186	(4)	—		93,186	(4)	93,186	(4)

	441,000		545,476		111,000	270,476		1,396,862		270,476		1,396,862		1,396,862

Ronald C. Lundy
Compensation
Salary	—		—		—	—		—		—		—		—
Other Compensation	—		—		—	—		—		—		—		—
Exercise of Stock Options	22,800	(5)	20,800		20,800	22,800	(5)	20,800		20,800		20,800		22,800	(5)
Health & Life Insurance Premiums	—		—		—	—		—		—		—		—

	22,800		20,800		20,800	22,800		20,800		20,800		20,800		22,800

Martin F. LoBiondo
Compensation
Salary	—		—		—	—		150,000	(6)	—		150,000	(6)	—
Other Compensation	—		—		—	—		6,288	(6)	—		6,288	(6)	—
Exercise of Stock Options	28,400	(5)	23,150		23,150	—		23,150		23,150		23,150		28,400	(5)
Health & Life Insurance Premiums	—		—		—	—		12,436	(7)	—		12,436	(7)	—

	28,400		23,150		23,150	—		191,874		23,150		191,874		28,400

Douglas F. Smith
Compensation
Salary	—		—		—	—		—		—		—		—
Other Compensation	—		—		—	—		—		—		—		—
Exercise of Stock Options	18,425	(5)	16,825		16,825	18,425	(5)	16,825		16,825		16,825		18,425	(5)
Health & Life Insurance Premiums	—		—		—	—		—		—		—		—

	18,425		16,825		16,825	18,425		16,825		16,825		16,825		18,425

(1)	As set forth in employment agreement dated March 28, 2005

(2)	$300,000 annually paid monthly until age 67. Or in the event of his death, to his wife until the second anniversary of his death or until she reaches age 67, whichever is first.

(3)	Assumes maximum payments of $79,738 due in April 2007 and 2008. Payment of premiums as per Revised Split Dollar Policy Agreement dated 03/28/2005.

(4)	Lump sum payment. Salary, Other Compensation, and Benefits payable at three times 2006 value. As per Employment Agreement.

(5)	Options fully vest upon death or change in control. Lundy, LoBiondo and Smith have unvested in-the-money options that would increase their potential payment value by $2,000, $5,250, and $1,599, respectively.

(6)	Lump sum payment, as per Severance Agreement dated 03/27/2006.

(7)	Value of insurance related benefits that Veramark would be required to continue for 12 months after termination. As per Severance Agreement dated 03/27/2006.

(8)	Mr. Mazzella’s agreement permits him to terminate his employment for Good Reason if (I) he is not elected to the Board, or (II) his duties are materially diminished, or (III) his office should be relocated to more that twenty five miles from its current location in Rochester, New York.

(9)	Mr. LoBiondo’s severance agreement provides that any resignation following a material reduction in Mr. LoBiondo’s salary, title, duties or benefits which is not applicable to all senior managers shall not be deemed voluntary and he shall be entitled to the payments and benefits afforded him for an Involuntary Termination Other Than for Cause.

(10)	In the event payments to Mr. Mazzella are deemed to constitute parachute payments as defined by the Internal Revenue Service, the payments to Mr. Mazzella shall be reduced to the extent necessary to ensure that the sum of all payments is one dollar ($1.00) less than three times base compensation.
Mr. Mazzella’s Employment Agreement dated 03/28/2005, includes a confidentiality and non-compete clause effective for a period of 24 months after termination.
Mr. LoBiondo’s Severance Agreement dated 03/27/2006, includes non-compete and employee non-solicitation clauses effective for a period of 12 months after termination.
In addition to the above potential payments, the named executives all participate in the Supplemental Executive Retirement Plan.
If the named executive was to retire at December 31, 2006, based upon the level of vesting achieved at December 31, 2006, the named executive would receive the following payments commencing at normal retirement age.

Named Executive	Annual Payment	Duration of Payments
David G. Mazzella	$198,000	15 Years
Ronald C. Lundy	$35,880	Until Death
Douglas F. Smith	$46,248	Until Death
Martin F. LoBiondo	$0	—
As of December 31, 2006, Mr. LoBiondo is not vested in the Supplemental Executive Retirement Plan.

Retirement Benefits
     The named executives listed below are participants in the Company’s Supplemental Executive Retirement Plan (SERP). The amount of the retirement benefit will vary depending upon length of service, retirement age and average salary. For Mr. Mazzella the benefit will equal 60% of the greater of $330,000, or the highest annual salary achieved while employed by the Company. Mr. Mazzella’s benefit is payable for 15 years, beginning upon his planned retirement at age 67. For the other named executives the annual benefit will be 40% of the average of the three years highest salaries while employed at the Company and is payable until death.
     Assuming continued employment with the Company until attaining retirement age, the following table indicates the projected retirement benefit for each of the Named Executives who are eligible under the Company’s retirement plan:

			Number of
			Years Credited	Present Value
			Service at	of	Payments	Annual Benefit
			December 31,	Accumulated	During Last	at Retirement
Name	Current Age	Plan Name	2006	Benefits	Fiscal Year	Age
David G. Mazzella	66	1991 SERP	10	$1,778,182	0	$198,000
Ronald C. Lundy	55	1991 SERP	23	$207,593	0	$63,760
Douglas F. Smith	62	1991 SERP	22	$381,359	0	$52,280
Martin F. LoBiondo	44	1991 SERP	7	$59,286	0	$112,800
Stock Options
     The Company has a stock option plan under which employees may be granted incentive stock options and non-qualified stock options to purchase the Company’s Common Stock. All full-time employees of the Company are eligible to receive stock options. The Compensation Committee of the Board of Directors administers the plan and makes all determinations with respect to eligibility, option price, term and exercisability, except that the option price on incentive stock options may not be less than 100% of fair market value on the date of grant and the term of any option may not exceed ten years.
     Stock Option Grants. There were no grants of stock options made to Named Executives in 2006.
Stock Option Exercises and Year-End Values. No options were exercised by the Named Executives during 2006. The following table shows the year-end value of unexercised in-the-money options held by the Named Executives at the fiscal year end. Year-end values are based upon the closing price of a share of Common Stock on the closing bid quote on the OTCBB on December 29, 2006 ($0.80).

Outstanding Equity Awards at Fiscal Year End
And Fiscal Year End Option Values

	Number of Unexercised Options		Option	Option		Value of Unexercised In-The-Money
	At Fiscal Year End		Exercise	Expiration		Options at Fiscal Year End (1)
Name	Exercisable (#)	Unexercisable (#)	Price ($)	Date		Exercisable ($)	Unexercisable ($)
Mazzella, David G.	400,000	0	2.34	05/22/07	(2)	0	0
	100,000	0	5.47	12/15/07	(2)	0	0
	100,000	0	2.34	08/28/10		0	0
	300,000	0	0.43	08/09/11		111,000	0

	900,000	0				111,000	0

Lundy, Ronald C.	9,000	0	2.34	05/22/07		0	0
	20,000	0	5.47	12/15/07		0	0
	5,000	0	3.82	09/11/08		0	0
	16,000	0	6.37	01/11/09		0	0
	30,000	0	2.34	08/28/10		0	0
	40,000	0	0.43	08/09/11		14,800	0
	18,750	6,250	0.48	05/15/13		6,000	2,000

	138,750	6,250				20,800	2,000

LoBiondio, Martin F.	20,000	0	4.89	03/28/10		0	0
	20,000	0	2.34	08/28/10		0	0
	20,000	0	0.43	08/09/11		7,400	0
	50,000	0	0.82	12/14/11		0	0
	18,750	6,250	0.28	01/16/13		9,750	3,250
	18,750	6,250	0.48	05/15/13		6,000	2,000

	147,500	12,500				23,150	5,250

Smith, Douglas F.	7,000	0	2.34	05/22/07		0	0
	20,000	0	5.47	12/15/07		0	0
	5,000	0	3.82	09/11/08		0	0
	8,000	0	4.46	12/19/08		0	0
	5,000	0	6.37	01/11/09		0	0
	20,000	0	2.34	08/28/10		0	0
	32,500	0	0.43	08/09/11		12,025	0
	15,000	5,000	0.48	05/15/13		4,800	1,600

	112,500	5,000				16,825	1,600

(1)	At December 29, 2006, the closing price of Veramark Technologies, Inc. common stock was $0.80.

(2)	Pursuant to the terms of Mr. Mazzella’s employment agreement, to the extent that granted options expire during the term of this agreement without being exercised, an identical number of new fully vested and immediately exercisable options will be granted at an exercise price equal to the fair market value of the stock on the date of the grant.

Equity Compensation Plan Information
     At December 31, 2006, the Company had the following securities authorized for issuance under equity compensation plans.

			Number of securities
			remaining available for
			future issuance under
			equity compensation
	Number of securities to	Weighted-average	plans (excluding
	be issued upon exercise	exercise price of	securities reflected in
	of outstanding options	outstanding options	Column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,790,278	$2.35	1,927,638

Equity compensation plans not approved by security holders	0	0	0

Total	2,790,278	$2.35	1,927,638

Compensation Discussion and Analysis
The following discussion and analysis should be read together with the compensation tables and related discussions and disclosures set forth in this Proxy Statement.
The Compensation Committee of the Board of Directors (the “Compensation Committee”) sets the compensation levels of the Chief Executive Officer and other executive officers, member’s of the Board of Directors, establishes compensation, incentive and benefit plans for such individuals, and approves payments under such incentive plans.
The Compensation Committee is composed of three directors, all of whom are independent non-employee directors with no interlocking relationships as defined by the SEC and applicable NASDAQ rules. The current members of the Compensation Committee are Charles A. Constantino, Chair, Andrew W. Moylan, and William J. Reilly. The Compensation Committee met seven times in 2006 and five times in 2007 to the date of this Proxy Statement. Committee meetings focused primarily on issues of compensation, officer and key management recruitment and development, and succession planning in light of the advent of the end of the term of David G. Mazzella’s employment agreement at December 31, 2007. In this latter regard, Mr. Mazzella recently informed the Company of his decision to retire as an employee of the Company on December 31, 2007, and resign his position as President and Chief Executive Officer effective his retirement date and concurrent with the end of the term of his Employment Agreement dated March 28, 2005.
Overall Compensation
The Company’s compensation for executive officers consists of base salary, reimbursement for certain benefits and perquisites, annual contingent cash bonus compensation, long-term stock options and supplemental retirement benefits.
In setting compensation of the Company’s executive officers, the Compensation Committee seeks to maintain compensation that, in its judgment, is fair, reasonable and consistent with the Company’s financial performance, similarly sized or industry related companies, and local conditions, all with a goal of attracting individuals capable of optimizing the Company’s performance for the benefit of its shareholders. However, except in limited cases of individual promotion and expanded responsibilities, due to poor industry and Company fundamentals, the compensation paid to executive officers over the past several years has been relatively static.
Annual Salary and Other Annual Compensation
The compensation of Mr. Mazzella was established in his Employment Agreement dated March 28, 2005 and approved by the Board of Directors at that time. Many of the elements of his total compensation were carried over from his prior employment agreements with the Company. In setting Mr. Mazzella’s annual salary base under his current agreement, the Compensation Committee reviewed, at that time, the reported compensation paid by comparable entities within the industry, and a number of compensation reports available to members of the committee. From this information, the Compensation Committee believes that Mr. Mazzella’s annual compensation was competitive and consistent with the Company’s objectives. Modest salary adjustments for other executive officers were approved by the Compensation Committee in 2006, based on recommendation of Mr. Mazzella and in light of individual performance.
Stock-Based Compensation Awards
The Compensation Committee believes that stock options can be an effective long term incentive and tool to recruit and retain employees and over the years stock options were regularly granted. However, in light of industry and Company fundamentals combined with newly adopted regulations regarding financial accounting for options, the Compensation Committee did not grant options pursuant to the Company’s Stock Option Plan in 2005 and 2006, with one minor exception. The Compensation Committee granted options to purchase 10,000 shares of the Company’s common stock to Michael R. Holly upon his election as a member of the Board of Directors, which grant was significantly less than those granted to new board members in prior years.
Bonuses
The Compensation Committee adopted the 2007 Management Bonus Plan to provide a performance based incentive to executive officers and key managers. The Plan establishes a maximum bonus pool based on achieving targeted Operating Income, as defined in the Plan, with a minimum Operating Income of $500,000 before any bonuses may be paid. The total plan award is allocated to the participants by the Chief Executive Officer and the Compensation Committee based on a review of salaries and individual performance. The Plan is consistent with similar plans adopted in prior years, including 2005, although no payouts were made.
Based on individual performance and recommendation of the Chief Executive Officer, the Company awarded Mr. Martin F. LoBiondo a cash bonus of $10,000 in 2006.
The Compensation Committee of the Board of Directors has approved a bonus arrangement and opportunity for David G. Mazzella, based on the Company achieving significant improvements in revenue and profitability in 2007. The Compensation Committee established specific minimum levels of reported net sales and operating income for the calendar year ending December 31, 2007. If these specific financial performance goals are achieved, Mr. Mazzella will earn $165,000 under this bonus arrangement. If only one of these goals is achieved, Mr. Mazzella will receive $82,500. In the event one of these goals was not met but the actual achievement was close to the specific minimum level, the Compensation Committee retains the discretion to award a bonus to Mr. Mazzella. In the event the revenue growth objective or the level of profitability is substantially exceeded, the Compensation Committee may, in its discretion, award Mr. Mazzella a higher bonus amount.
Retirement Plans
The Company sponsors a non-qualified unfunded Supplemental Executive Retirement Plan (SERP) which provides certain key-employees, including all of its executive officers with a defined pension benefit. The Compensation Committee believes that the SERP is an important part of its compensation philosophy and necessary for the recruitment and retention of qualified employees.
Compensation Committee Report
In reviewing the total compensation paid to its executive officers, the Compensation Committee believes that it is consistent with the Company’s objectives.
This discussion contains forward looking statements that are based on our current plans, considerations, and expectations regarding future compensation programs. Actual compensation programs adopted in the future may differ materially to those currently in place and summarized in this Proxy Statement.
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement and based on such review of and the discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Charles A. Constantino, Chair
Andrew W. Moylan
William J. Reilly

					Non-Equity
	Fees Earned	Stock	Option		Incentive	Change in	Other Annual
Name	or Paid (1)	Awards	Awards		Compensation	Pension Value	Compensation	Total
Charles A. Constantino	16,800	0	0		0	0	0	16,800

John E.Gould	16,000	0	0		0	0	0	16,000

Michael R. Holly	3,500	0	4,900	(2)	0	0	0	8,400

Andrew W. Moylan	16,400	0	0		0	0	0	16,400

William J. Reilly	16,000	0	0		0	0	0	16,000

(1)

	Fees Earned or Paid For:
		Actual		Number of
		Participation		Option Awards
		in Board and		Outstanding
	Annual	Committee		at Fiscal
	Retainer ($)	Meetings ($)	Total ($)	Year End

Charles A. Constantino	10,000	6,800	16,800	60,000
John E.Gould	10,000	6,000	16,000	100,000
Michael R. Holly	2,500	1,000	3,500	10,000
Andrew W. Moylan	10,000	6,400	16,400	33,333
William J. Reilly	10,000	6,000	16,000	100,000

(2)	10,000 options were granted on September 14, 2006 with an exercise price equal to the closing stock price of $0.55. The options have a 10 year term, and become fully exercisable on the first anniversary of the grant date. The fair value was determined using the Black-Scholes option pricing model in accordance with FAS 123R.
     Directors’ Stock Options. In 2004 and for a number of years prior, each outside director received each year an option to purchase 10,000 shares of the Common Stock at a price based upon the closing price of the Common Stock on the last trading day of the prior year. As well, in 2004, each outside director received a one-time option grant to acquire 30,000 shares of the Company’s common stock which vest ratably over a three-year period, at a price based upon the closing price on the date of grant. A similar one-time grant was to be made to any new directors of the Company. The purpose of that grant is to retain (and in the case of new directors, attract) highly skilled individuals and encourage cooperative team efforts, while providing an incentive to enhance long term stockholder value. In 2006 the one-time grant to new directors was reduced to 10,000 shares. The option price of director’s grants were 100% of the closing price of the Common Stock on the applicable date if an incentive stock option and 85% of such closing price if a non-qualified option. Outside directors receive $1,000 for each board meeting attended in person and $200 for each meeting attended by telephone conference. Since 2005, in lieu of the annual grant of options previously approved by the Board of Directors, each outside director receives an annual retainer of $10,000, payable quarterly, in addition to fees for each meeting attended. In 2005, the Board of Directors adopted a Directors’ Deferred Compensation Plan, pursuant to which a director may elect to defer any portion of the annual retainer and meetings’ fees. Deferred amounts, until paid pursuant to the plan, will earn interest quarterly at the same rate as the Company earns on its invested cash during the same period.
Certain Relationships and Related Transactions
The Company has an employment agreement with Mr. Mazzella and a severance agreement with Mr. LoBiondo. See “— Employment Agreements” above.
PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
     The Audit Committee has appointed Rotenberg & Co. LLP as independent auditors for the fiscal year ending December 31, 2007. Rotenberg & Co. LLP acted as the independent auditors for the fiscal years ending December 31, 2006, 2005, and 2004. Representatives of Rotenberg & Co. LLP are expected to be present at the Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.
     Although the appointment of independent auditors is not required to be submitted to a vote by stockholders, the Audit Committee believes as a matter of policy that it is appropriate that the stockholders ratify the Board’s appointment. If the stockholders should not ratify the appointment of Rotenberg & Co. LLP, the Audit Committee will consider other certified public accountants for appointment.
     Audit Fees. During fiscal years 2006 and 2005, the aggregate fees billed to the Company by its independent auditors were $70,500 and $65,200, respectively, for the annual audit of the financial statements and review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q.
     Financial Information Systems Design and Implementation Fees. Our independent auditors did not render information technology services to us during the fiscal year ending December 31, 2006.
     Tax Fees. The aggregate fees billed by its independent auditors for professional services rendered to us during fiscal years 2006 and 2005, other than the audit services referred to above, were $7,000 for both years, all of which was for tax preparation and tax consulting fees.
     The Audit Committee of the Board of Directors has considered whether provision of the non-audit related services described above is compatible with maintaining the independent accountants’ independence and has determined that those services have not adversely affected Rotenberg & Co. LLP’s independence.
     It is the Audit Committee’s policy, as reflected in its Charter, to pre-approve all audit and non-audit services performed by the Company’s independent auditors. Following a presentation by management to the Audit Committee describing the types of services to be performed in connection with, and the projected budget for, a particular engagement, the Audit Committee informs management whether it approves the engagement and the budget.

PROPOSAL NO. 3 — OTHER MATTERS
     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Meeting other than those described above. If any other matters properly come before the Meeting, it is intended that the persons named in the enclosed Proxy will vote the shares of Common Stock represented by signed proxies in accordance with their best judgment.
STOCKHOLDER PROPOSALS
     Under SEC rules, any stockholder wishing to present a proposal at the Company’s 2008 Annual Meeting of Stockholders must submit the proposal to the Company’s Secretary at its office at 3750 Monroe Avenue, Pittsford, New York 14534, no later than December 14, 2007 in order for the proposal to be considered for inclusion, if appropriate, in the proxy and proxy statement relating to the 2008 Annual Meeting of Stockholders.
By Order of the Board of Directors
Robert N. Latella
Secretary
Pittsford, New York
April 10, 2007

EXHIBIT A
POLICY FOR SHAREHOLDER COMMUNICATIONS WITH BOARD MEMBERS
It is the policy of the Board of Directors of Veramark Technologies, Inc. (the “Company”) that shareholders of the Company who wish to communicate with the Company’s Board may do so by writing to Board of Directors, Veramark Technologies, Inc., Attention: Secretary, 3750 Monroe Avenue Pittsford, New York 14534.
Such communications will be distributed by the Secretary to each member of the Board, no later than the next regularly scheduled Board meeting. Communications directed to a specific member of the Board, or to any specific committee of the Board, will be promptly forwarded only to that particular director or to the Chairman of that particular Committee.
All such communications (i) should relate only to bona fide business issues of the Company, and not any other purpose, (ii) may be disclosed or used by the Company at its discretion, unless the communication clearly states on its face that it is confidential, (iii) may receive a response as the recipient deems appropriate, and (iv) may be anonymous.
The material terms of this policy shall be made available to the Company’s shareholders, in a manner the Board deems appropriate, but at least as may be required by law or regulation.
The Board shall regularly review this policy and make such changes as it deems necessary or appropriate.
***************************

EXHIBIT B
VERAMARK TECHNOLOGIES INC.
Audit Committee of the Board of Directors
CHARTER
I. PURPOSE
     (A) The Audit Committee, as appointed by the Corporation’s Board, shall provide assistance to the Corporation’s directors in fulfilling their responsibility to the shareholders, potential shareholders, regulatory agencies, and the investment community relating to corporate accounting and reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation.
     (B) The Audit Committee’s primary duties and responsibilities are to:
          (1) Appoint and oversee the work of the Company’s independent accountants; and
          (2) Oversee that the Corporation has established and maintained processes for
               (i) reliable accounting policies and financial reporting and disclosure;
               (ii) assuring that an adequate system of internal control is functioning within the Corporation;
               (iii) complying with all applicable laws, regulations, and corporate policy; and
               (iv) receive, retain and process complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.
ll. COMPOSITION
     (A) The Audit Committee shall be comprised of at least one person who shall be a member of the Board and appointed by the Board.
     (B) Each member of the Audit Committee shall be:
          (1) Independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) there under;
          (2) Free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee; and
          (3) Have a working familiarity with basic finance and accounting practices.
     (C) If any member of the Board qualifies as a “financial expert” as that term is defined by the Exchange Act or the SEC, he or she shall be appointed a member of the Audit Committee.
     (D) The members of the Audit Committee shall be elected by the Board at its annual meeting of the Board held in conjunction with the annual shareholders meeting. Members of the Audit Committee shall hold their office until their successors shall be duly elected and qualified. The Board shall have the power at any time to remove from or add the membership of the Audit Committee and to fill vacancies, subject to the independence, experience and financial expertise requirements referred to above. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.
III. MEETINGS
     (A) The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee, or if authorized by the Audit Committee, its Chairperson, should meet with the independent accountants and management quarterly to review the Corporation’s financial statements.
     (B) The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.
IV. INVESTIGATIONS, RETENTION ADVISORS AND FUNDING
     (A) The Audit Committee has the authority to investigate fully any matter it deems necessary in fulfilling its responsibilities, and to that end the Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors or experts.
     (B) The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.
V. RESPONSIBILITIES AND DUTIES
     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations; these activities remain the responsibilities of management and the independent accountants.
     To fulfill its responsibilities and duties, the Audit Committee shall:
Documents/Reports/Review
          (1) Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.
          (2) Make regular reports of its activities to the Board.
          (3) Review with management and the independent accountants the Corporation’s annual financial statements, as included in the Company’s 10-K report, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”).
          (4) Review with management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

          (5) Review all material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
          (6) Review disclosures made to the Audit Committee by the Corporation’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q; including disclosures about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant role in the Corporation’s internal controls.
Independent Accountants
          (7) Be directly responsible for the appointment, compensation, and oversight of the work at the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Audit Committee.
          (8) Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.
          (9) Oversee independence of the accountants by:
               (i) Reviewing and discussing with the accountants on at least an annual basis all significant relationships the accountants have with the Corporation to determine the accountants’ independence.
               (ii) Receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 (“ISB No 1”)
               (iii) Reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationship of services between the accountants and the Corporation or any other disclosed relationships for services that may impact the objectivity and independence of the accountants; and
               (iv) Recommending, if necessary, that the Board take certain action to satisfy itself of the auditor’s independence.
               (v) Meeting with the independent accountants prior to the audit to discuss planning and staffing of the audit.
               (vi) Ensuring that the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.
               (vii) Recommending to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

Financial Reporting Process
          (10) Review, with the independent accountant and management, the integrity of the Corporation’s internal and external financial reporting processes, including responsibilities, budget, staffing, reporting and disclosure procedures and any recommended changes.
          (11) Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or management.
          (12) Establish regular systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to require information.
          (13) Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.
          (14) Obtain from the independent accountants assurance that its has not received or discovered any information indicating that an illegal act (whether or not perceived to have a material effect on the financial statements of the issuer) has or may have occurred, that is required to be reported to the Corporation under Section 10(A) of the Exchange Act.
Legal Compliance/General
          (15) Review with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.
          (16) Report through its Chairperson to the Board following meetings of the Audit Committee.
          (17) Maintain minutes or other records of meetings and activities of the Audit Committee.
          (18) Oversee the Corporation’s procedure and process for the:
               (i) Receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and
               (ii) Confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.
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EXHIBIT C
VERAMARK TECHNOLOGIES INC.
Code of Business Conduct and Ethics
1. Purpose of Code. The purpose of this Code is to establish guidelines for:
     (a) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     (b) Avoidance of conflicts of interest, including disclosure to an appropriate person or persons identified in the Code of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;
     (c) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;
     (d) Compliance with applicable governmental laws, rules and regulations;
     (e) The prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and
     (f) Accountability for adherence to the Code.
2. Complying With Law. All employees, officers and directors of the Company should respect and comply with all of the laws, rules and regulations of the United States, foreign countries, and the states, counties, cities and other jurisdictions, in which the Company conducts its business, or laws, rules and regulations of which are applicable to the Company.
     While this Code does not summarize all laws, rules and regulations applicable to the Company and its employees, officers and directors, certain laws are summarized below. Please consult with your supervisor or the Company’s legal counsel and the various guidelines which the Company has prepared on specific laws, rules and regulations.
Insider Trading. The Company and its employees, officers and directors must comply with the “insider trading” prohibitions applicable to the Company and its employees, officers and directors. Generally, employees, officers and directors who have access to or knowledge of confidential or non-public information from or about the Company are not permitted to buy, sell or otherwise trade in the Company’s securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information especially since the individuals receiving such information might utilize such information to trade in the Company’s securities. In addition, the Company has implemented trading restrictions to reduce the risk, or appearance, of insider trading.
     Company employees, officers and directors are directed to the Company’s Insider Trading Policy or the Company’s legal counsel if they have questions regarding the applicability of such insider trading prohibitions.
Foreign Corrupt Practices. The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country. In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. Your supervisor or the Company’s legal counsel can provide guidance to you in this area.
Licensed Third Party Software. Unauthorized duplication of copyrighted computer software violates the law and is contrary to the Company’s standards of conduct. The Company disapproves of such copying and recognizes the following principles as a basis for preventing its occurrences:
w	The Company will neither engage in nor tolerate the making or using of unauthorized software copies under any circumstances.

w	The Company will provide legally acquired software to meet its legitimate software needs in a timely fashion and in sufficient quantities for all of the Company’s computers.

w	The Company will comply with all license or purchase terms regulating the use of any software the Company acquires or uses.

w	The Company will enforce strong internal controls to prevent the making or using of unauthorized software copies, including effective measures to verify compliance with these standards and appropriate disciplinary measures for violation of these standards.
It is the Company’s policy that third party developed software may be used to conduct Company business only if it is (i) authorized and licensed for use by the Company; or (ii) is in the public domain and available for use without royalty by the Company. This policy applies to all Company employees and to all contractors working on the Company’s premises or computers.
All software licensed for Company use must be ordered through the Company’s purchasing department or approved in writing in advance. Employees will not be reimbursed for software purchased or obtained through other channels.
3. Conflicts Of Interest. All employees, officer and directors of the Company should be scrupulous in avoiding a conflict of interest with regard to the Company’s interests. A “conflict of interest” exists whenever an individual’s private interest interferes or conflicts in any way (or even appear to interfere or conflict) with the interest of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that make it difficult to perform his or her Company work objectively and effectively. Conflict of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party. Loans to, or guarantees of obligations of, employees, officers and directors and their respective family members may create conflicts of interest. Federal Law prohibits loans to directors and executive officers under certain circumstances.
     The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should be offered, given, provided or accepted by any Company employee, family member or an employee or agent unless it: (a) is not a cash gift, (b) is consistent with customary business practices, (c) is not excessive in value, (d) cannot be construed as a bribe or payoff; and (e) does not violate any laws or regulations. Please discuss with your supervisor or the Company’s legal counsel any gifts or proposed gifts which you are not certain are appropriate.
     It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier. You are not allowed to work for a competitor, as a consultant or board member. The best policy is to avoid any direct or indirect business connection with the Company’s customers, suppliers or competitors, except on the Company’s behalf.
     Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors or committees of the Board. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with your supervisor or the Company’s legal counsel.

4. Corporate Opportunity. Employees, officers and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of Company property, information or position; (b) using Company property, information or position for personal gain; and (c) competing with the Company. Employees, officers and directors owe a duty to the Company to advance its legitimate interest when the opportunity to do so arises.
5. Confidentiality. Employees, officers and directors of the Company must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when disclosure is authorized by the Company’s legal counsel or required by laws, regulations or legal proceedings. Whenever feasible, employees, officers and directors should consult their supervisor or the Company’s legal counsel if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company or its customers if disclosed.
6. Fair Dealing. Each employee, officer and director should endeavor to deal fairly with the Company’s customers, suppliers, competitors, officers and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.
     The Company seeks to outperform its competition fairly and honestly. The Company seeks competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited.
7. Protection And Proper Use Of Company Assets. All employees, officers and directors should protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. All Company assets should be used only for legitimate business purposes.
8. Accounting Matters. The Company’s policy is to comply with all applicable financial reporting and accounting regulations applicable to the Company.
     All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform both to applicable legal requirement and to the Company’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.
     Records should always be retained or destroyed according to the Company’s record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult with your supervisor or the Company’s legal counsel.
     If any employee, officer or director of the Company has concerns of complaints regarding questionable accounting or auditing matters of the Company, then he or she is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the Board of Directors of the Company a set forth in the Section 10 Reporting Any Violations.
9. Public Company Reporting. As a public company, it is critical importance that the Company’s filings with the Securities and Exchange Commissions be accurate and timely. Depending on their position with the Company, an employee, officer or director may be called upon to provide necessary information to assure that the Company’s public reports are complete, fair and understandable. The Company expects employees, officers and directors to take this responsibility very seriously and to provide prompt accurate answers to inquiries related to the Company’s public disclosure requirements.

10. Reporting Any Violations. The Company takes its responsibility to comply with its Code very seriously and has taken steps to prevent, detect, and correct violations. However, to be successful the Code requires the collective participation of every individual within the Company.
     Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers and directors who have questions about this Code, are concerned that violation of this Code or that other illegal or unethical conduct by employees, officers or directors of the Company have occurred or may occur, should contact their supervisors. If they do not believe it appropriate or are not comfortable approaching their supervisors about their concerns or complaints, they should contact the Board of Directors of the Company by e-mail at a confidential email box named “Compliance” on the corporate network or by land mail at Veramark Technologies, Inc., Attention: Board of Directors/Code of Conduct, 3750 Monroe Avenue, Pittsford, New York 14534.
     Reports may be anonymous but should include sufficient facts so that Veramark can conduct a proper investigation. All reports will be promptly investigated and appropriate corrective action will be taken if warranted by the investigation.
     All reports will be treated confidentially, subject to its duties arising under applicable law, regulations and legal proceedings.
     All reports received by supervisors must be immediately reported to the Board of Directors of the Company.
     It is every employee’s, officer’s and director’s responsibility to report suspected violations as set forth above. Failure to report knowledge of suspected violations of this Code may result in disciplinary action against those who fail to report.
11. Violations and Investigations.
     All reports of violations of this Code will be promptly and thoroughly investigated by the Company. If any employee, officer or director is found to have violated this Code, appropriate action will be taken, including termination of employment or criminal prosecution.
12. No Retaliation. The Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.
13. Training. From time to time the Company will implement such procedures for the regular distribution, training and regular communication to employees of the Code and the Company’s accounting and financial controls policies, in order to encourage employee reports of concerns on an on-going basis.
14. Amendment, Modification And Waiver
     This Code may be amended, modified or waived by the Company’s Board of Directors, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, and the rules there under and other applicable rules.
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ISAAC KAGAN C/O AMERICAN STOCK TRANSFER AND CO. 6201 15TH AVENUE BROOKLYN, NY 11219
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Veramark Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Veramark Technologies, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	VERTE1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VERAMARK TECHNOLOGIES, INC.
Vote on Directors

1.	Election of Directors: NOMINEES: 01) Charles A. Constantino	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s name on the line below.
02) John E. Gould
03) Michael R. Holly
04) David G. Mazzella
05) Andrew W. Moylan
06) William J. Reilly

Vote on Proposals		For	Against	Abstain

2.	Ratification of the appointment of Rotenberg & Co. LLP as auditors for the year ending December 31, 2007	☐	☐	☐

3.	At their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies related to the Annual Meeting.

This proxy will be voted as specified. If this Proxy is signed and no direction is given, the shares represented will be voted FOR Proposals 1 and 2 and will be voted in the discretion of the Proxies named herein with respect to any matters referred to in proposal 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

      Note:  Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

VERAMARK TECHNOLOGIES, INC.
MAY 21, 2007

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

VERAMARK TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 21, 2007

     The undersigned hereby appoints David G. Mazzella and John E. Gould, and each of them with full power of substitution, as proxies to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Veramark Technologies, Inc. which the undersigned is entitiled to vote at the Annual Meeting of the Shareholders of the Company, and at any adjournments thereof, upon the matters set forth in the notice and proxy statement.

(Continued and to be signed on the reverse side)